                                   FORM 8-K


                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported) October 5, 1994
                                                        ---------------


                            Sun Distributors L. P.
       ----------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


           Delaware                  1-9375              23-2439550
       ----------------------------------------------------------------
        (State or other           (Commission         (I.R.S. Employer
        jurisdiction of           File Number)         Identification
         organization)                                     Number)


                             2600 One Logan Square
                          Philadelphia, Pennsylvania           19103
       ----------------------------------------------------------------
                   (Address of principal executive offices)  (Zip Code)


       Registrant's telephone number, including area code (215) 665-3650
                                                          --------------



                                                              Page 1 of 5
                                                         Exhibit Index on page 4

Item 5.   Other Events.

          On October 5, 1994, the Registrant issued a press release announcing
(1) that agreement had been reached for the sale of its Dorman Products and Electrical Group divisions for an aggregate consideration of approximately $73 million and (2) that the Registrant had determined not to pursue other strategic alternatives at this time. A copy of the press release is attached as an exhibit to this Form 8-K and is incorporated herein by reference.


Item 7.   Financial Statements and Exhibits.

(c)   Exhibits.

          The following exhibit is filed as part of this Report:

99.1      Press Release dated October 5, 1994.

                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  SUN DISTRIBUTORS L.P.


                                                  By  /s/ Louis J. Cissone
                                                    -------------------------
                                                          Louis J. Cissone
                                                    Senior Vice President and
                                                     Chief Financial Officer

DATE: October 11, 1994

                                 EXHIBIT INDEX

Exhibit
Number                                                                Page
- - ------                                                                ----
99.1         Press Release dated October 5, 1994                        5